Exhibit 10(u)

AMENDMENT NO. 2 TO REVOLVING

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of April 30, 2003, by and among AARON RENTS, INC., a Georgia corporation (“Borrower”), AARON RENTS, INC. PUERTO RICO, a Puerto Rico corporation (“Co-Borrower”), the several banks and other financial institutions from time to time party hereto (the “Lenders”) SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (“Administrative Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, as Syndication Agent (“Syndication Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Co-Borrower, Lenders and Agents are parties to that certain Revolving Credit Agreement dated as of March 30, 2001, as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of October 31, 2002 (as so amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that certain terms in the Credit Agreement be amended and the Administrative Agent and the Lenders have agreed to the requested amendments on the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Definitions.  All terms used herein without definition shall have the meanings set forth for such terms in the Credit Agreement.

2.             Amendment to Section 1.1 of the Credit Agreement.

(a)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Commitment” and substituting the following definition in lieu thereof:

“Revolving Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and the Co-Borrower and to participate in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on the signature pages to the Second Amendment, or in the case of a Person becoming a Lender after the effective date of the Second Amendment, the amount of the assigned “Revolving Commitment” as provided in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be changed  pursuant to terms hereof.

(b)           Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of “Second Amendment” to such Section in the appropriate alphabetical order:

“Second Amendment” shall mean that certain Amendment No. 2 to Revolving Credit Agreement, dated as of April 30, 2003.

3.             Conditions of Effectiveness.  This Amendment shall become effective upon the receipt by Administrative Agent from each of the parties hereto a duly executed counterpart of this Amendment.

4.             Representations and Warranties of Borrower.  Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Administrative Agent, after giving effect to this Amendment, as follows:

(a)           The execution, delivery and performance by Borrower of this Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Borrower or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

(b)           This Amendment constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

(c)           No Default or Event of Default has occurred and is continuing as of the date hereof.

5.             Survival.  Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the date hereof.  Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made.  Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Administrative Agent.

6.             No Waiver, Etc.  Borrower hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement.  Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.  In addition, Borrower acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

7.             Ratification of Credit Agreement.  Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein.  All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8.             Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

9.             Costs, Expenses and Taxes.  Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.  In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

10.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

11.           Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

12.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier.  Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

AARON RENTS, INC.

By:	/s/ Gilbert L. Danielson

AARON RENTS, INC. PUERTO RICO

By:	/s/ Gilbert L. Danielson
Name: Gilbert L. Danielson
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

	By:	/s/ Donald M. Thompson
Name: Donald M. Thompson
Title: Director

Revolving Commitment: $22,499,999.99
Pro Rata Share: 25.0%
Swingline Commitment: $8,000,000.00

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, as Syndication Agent and as a Lender

	By:	/s/ William F. Fox
Name: William F. Fox
Title: Vice President

Revolving Commitment: $15,555,555.56
Pro Rata Share: 18.18%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

REGIONS BANK, as a Lender

	By:	/s/ Stephen H. Lee
Name: Stephen H. Lee
Title: Senior Vice President

Revolving Commitment: $11,666,666.66
Pro Rata Share: 13.64%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

SOUTHTRUST BANK, N.A., as a Lender

	By:	/s/ Ronald Fontenot
Name: Ronald Fontenot
Title: Vice President

Revolving Commitment: $13,611,111.13
Pro Rata Share: 15.91%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

BRANCH BANKING & TRUST CO., as a Lender

	By:	/s/ Paul E. Mclaughlin
Name: Paul E. Mclaughlin
Title: Senior Vice President

Revolving Commitment: $7,777,777.78
Pro Rata Share: 9.09%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

	By:	/s/ Christopher Morey
Name: Christopher Morey
Title: Assistant Vice President

Revolving Commitment: $7,777,777.78
Pro Rata Share: 9.09%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

BANK LEUMI, USA, as Lender

	By:	/s/ Joung Hee Hong
Name: Joung Hee Hong
Title: Vice President

Revolving Commitment: $3,888,888.89
Pro Rata Share: 4.55%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]

ISRAEL DISCOUNT BANK MIAMI AGENCY, as a Lender

	By:	/s/ David Keinan
Name: David Keinan
Title: SVP & Regional Manager

	By:	/s/ Roberto Munoz
Name: Roberto Munoz
Title: SVP

Revolving Commitment: $3,888,888.89
Pro Rata Share: 4.55%

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
REVOLVING CREDIT AGREEMENT]